Exhibit 10.10

RAFEX GOLD CORP.

1111 S. Roop Street, #1915

Carson City, NV 89702

1912 Capitol Avenue Suite 500

Cheyenne, WY 82001

WRITTEN CONSENT AND RESOLUTION OF THE BOARD OF DIRECTORS

Cancellation of Shares of Common Stock

Held by Rafex Pty Ltd., a Wholly-Owned Subsidiary

Date of Resolution: April 1, 2026

RECITALS

WHEREAS, Rafex Gold Corp., a Wyoming corporation (the “Company”), is the sole parent and 100% owner of Rafex Pty Ltd., an Australian proprietary limited company and wholly-owned subsidiary of the Company (“Rafex Pty Ltd.”);

WHEREAS, on March 10, 2023, Rafex Pty Ltd. was issued 94,617 shares of restricted Common Stock of the Company (the “Original Shares”) in connection with the merger between the Company and Triple Twenty Ltd Pty, of which Rafex Pty Ltd. held a minority interest at the time of such merger;

WHEREAS, on October 6, 2023, 19,388 shares of the Original Shares were cancelled pursuant to a prior Board action, reducing the number of shares of Common Stock held by Rafex Pty Ltd. to 75,229 shares (the “Subject Shares”);

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is not permissible, appropriate, or in the best interests of the Company or its stockholders for a wholly-owned subsidiary of the Company to hold shares of Common Stock of the Company, as such holdings create circular ownership that is contrary to sound corporate governance principles and applicable legal requirements;

WHEREAS, pursuant to the Wyoming Business Corporation Act, including without limitation Wyoming Statutes § 17-16-631, the Board has the authority to cancel shares held in treasury or to direct the cancellation of shares held by entities under the control of the Company;

WHEREAS, the Board has determined that the cancellation of the Subject Shares and their return to the status of authorized but unissued shares of Common Stock of the Company is in the best interests of the Company and its stockholders; and

WHEREAS, the undersigned, being all of the members of the Board of Directors of the Company, hereby adopt the following resolutions by written consent in lieu of a special meeting of the Board of Directors, pursuant to the Wyoming Business Corporation Act and the Bylaws of the Company.

1 | Board Resolution by the Board of Directors

NOW, THEREFORE, BE IT RESOLVED

RESOLVED, that the Board of Directors hereby approves and authorizes the cancellation of all 75,229 shares of Common Stock of the Company currently held by Rafex Pty Ltd., a wholly-owned subsidiary of the Company (the “Cancellation”), effective as of the date of this Written Consent;

RESOLVED FURTHER, that upon the Cancellation, the 75,229 Subject Shares shall be returned to the status of authorized but unissued shares of Common Stock of the Company, and shall no longer be considered issued or outstanding for any purpose, including without limitation for the calculation of the total number of shares of Common Stock issued and outstanding, voting rights, and ownership percentages;

RESOLVED FURTHER, that following the Cancellation, the total number of shares of Common Stock of the Company issued and outstanding shall be 53,352,739 shares;

RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to take all actions necessary or appropriate to effectuate the Cancellation, including without limitation: (i) instructing the Company’s transfer agent to update the register of stockholders to reflect the Cancellation; (ii) notifying Rafex Pty Ltd. of the Cancellation; (iii) making all necessary filings with applicable regulatory authorities; and (iv) reflecting the Cancellation in the Company’s books and records and in the financial statements and notes thereto for the applicable reporting period;

RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to disclose the Cancellation in the Company’s registration statement on Form S-1 currently being prepared for filing with the United States Securities and Exchange Commission, including in the Description of Capital Stock section and as a subsequent event in the notes to the financial statements, in such form and manner as the officers, with the advice of counsel, deem appropriate;

RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to take any and all further actions, execute and deliver any and all further instruments and documents, and do any and all further things as may be necessary, appropriate, or advisable to carry out the purposes and intent of the foregoing resolutions; and

RESOLVED FURTHER, that this Written Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and that electronic or facsimile signatures shall be deemed original signatures for all purposes.

2 | Board Resolution by the Board of Directors

IN WITNESS WHEREOF, the undersigned, being all of the directors of Rafex Gold Corp., hereby adopt the foregoing resolutions as of the date first written above.

THE BOARD OF DIRECTORS OF RAFEX GOLD CORP.:

/s/ Russell Brimage
Russell Brimage
President, Chief Executive Officer and Chairman of the Board

/s/ Frank Davies
Robert Francis Davies (known as Frank Davies)
Director

/s/ Richard Chiang
Richard Chiang
Chief Financial Officer and Director

/s/ Justin Leigh Ward
Justin Leigh Ward
Geophysicist and Director

ACKNOWLEDGMENT AND CONSENT OF RAFEX PTY LTD.

The undersigned, being the authorized representative of Rafex Pty Ltd., a wholly-owned subsidiary of Rafex Gold Corp., hereby acknowledges receipt of notice of the foregoing Board Resolution and consents to the cancellation of the 75,229 shares of Common Stock of Rafex Gold Corp. held by Rafex Pty Ltd. as described herein.

Authorized Signatory, Rafex Pty Ltd.

/s/ Russell Brimage	Title: Director
Russell Brimage

* * * * *

This Written Consent and Resolution constitutes the action of the Board of Directors of Rafex Gold Corp. and shall be filed with the minutes of the proceedings of the Board.

3 | Board Resolution by the Board of Directors